ROYALTY SHARING AGREEMENT

     THIS AGREEMENT (the "Agreement"), made and entered into effective the 21st day of November, 1995, by and among OXBORO MEDICAL INTERNATIONAL, INC., a Minnesota corporation ("MEDICAL"), OXBORO OUTDOORS, INC., a Minnesota corporation (the "OUTDOORS"), (collectively referred to as the "COMPANY") LARRY
A. RASMUSSON ("RASMUSSON"), and HARLEY HAASE ("HAASE").

     WHEREAS, OUTDOORS and RASMUSSON have entered into an Exclusive License and Royalty Agreement effective April 17, 1993, as subsequently amended, (the "Royalty Agreement"), with respect to compensation to be paid to RASMUSSON for the development and/or contribution to the development of various Products (as defined in the Royalty Agreement), and

     WHEREAS, MEDICAL and RASMUSSON have entered into an Exclusive License Agreement effective April 1, 1990, as subsequently amended (the "License Agreement"), with respect to compensation to be paid to RASMUSSON for the development and/or contribution to the development of various Products (as defined in the License Agreement), and

     WHEREAS, MEDICAL and HAASE have entered into a Product Development Incentive Agreement effective 11/8 , 1995, (the "Incentive Agreement"), with respect to compensation to be paid to HAASE for the development and/or contribution to the development of various Products (as defined in the Incentive Agreement), and

     WHEREAS, HAASE has contributed considerable time and effort to the marketing of the products and the support services provided in connection with the development, manufacture, and marketing of the Products; and

     WHEREAS, the COMPANY and RASMUSSON desire that HAASE continue to render such services, believing such services are essential to the ultimate success of the COMPANY and the Products; and

     WHEREAS, in order to reward HAASE for his efforts in connection with the production and promotion of the Products, RASMUSSON has agreed to forfeit his right to a portion of the compensation payable to him under the Royalty Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, the parties hereto agree as follows:

     1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

          1.01 The term "Products" shall include all items for which RASMUSSON has been paid an advance royalty or a percentage royalty under the Royalty Agreement and/or License Agreement, all such products to be set forth in one or more attachments to the Royalty Agreement and License Agreement, which attachments are hereby incorporated herein by reference. The term Products as used herein shall include "Additional Products" as defined in Section
               3.2 of the Royalty Agreement and in Section 1.1 of the License Agreement.

          1.02 The term "Annual Sales" shall mean, for any fiscal year, the gross invoice or billing price for all Products sold by the COMPANY during such fiscal year, with no deductions except for
               (i) freight charges, (ii) trade, quantity, and cash discounts,
               (iii) any sales tax applicable to the sale of the Products, and
               (iv) such credits or allowances, if any, given or made because of the rejection or return of any Products previously delivered to a customer by the COMPANY.

          1.03 The term "Royalty" or "Royalties" shall refer to the compensation to be paid to HAASE and RASMUSSON hereunder, which shall be based upon the Percentage Royalties payable to RASMUSSON pursuant to the Royalty Agreement, as defined in Section 4.1(b) thereof and pursuant to Section 4.1 of the License Agreement and upon the Incentive Payments payable to HAASE pursuant to the Incentive Agreement.

          1.04 The Royalties to be paid to Rasmusson for Products hereunder shall not be subject to the three (3) Product limitation relative to his Royalty Agreement, License Agreement, and/or Employment Agreement, all as amended.

     2.   Payment of Royalties.

          2.01 No Royalties shall accrue or shall be paid to HAASE under the terms of this Agreement until and after the date of HAASE's termination of employment with the COMPANY unless such termination is voluntary by HAASE and occurs within five (5) years of the date hereof, then such Royalties shall commence accruing and shall be paid on the fifth (5th) anniversary of this Agreement.

          2.02 With respect to Products which are jointly developed by HAASE and RASMUSSON from OUTDOORS, which products are to be sold through MEDICAL and its successors and are identified on Exhibit A attached hereto and made a part hereof, and which Exhibit may be amended from time to time upon mutual agreement of the Board of Directors of the COMPANY, HAASE and RASMUSSON, to the extent that Royalties are earned on such Products under the Royalty
               Agreement:

               (1) Prior to HAASE's termination of employment from MEDICAL, RASMUSSON shall receive all Royalties (4% or one-half of the applicable Royalty as provided in the License Agreement, whichever is greater), and HAASE shall receive no Royalties paid with respect to all such Products listed on Exhibit A; and

               (2) Upon HAASE's termination of employment from MEDICAL, and from and after such termination date, HAASE shall receive one-half of all Royalties (3% or one-half of the applicable Royalty as provided in the License Agreement, whichever is greater), and RASMUSSON shall receive one-half of such Royalties (3% or one-half of the applicable Royalty as provided in the License Agreement, whichever is greater), paid with respect to all such Products listed on Exhibit A.

          2.03 With respect to Products which are jointly developed by HAASE and RASMUSSON from MEDICAL, which Products are to be sold through MEDICAL and its successors are identified on Exhibit B attached hereto and made a part hereof, and which Exhibit may be amended from time to time upon mutual agreement of the Board of Directors of the COMPANY, HAASE and RASMUSSON, to the extent that Royalties are earned on such Products under the License Agreement:

               (1) Prior to HAASE's termination of employment from MEDICAL, RASMUSSON shall receive all Royalties (4% or the applicable Royalty as provided in the License Agreement, whichever is greater) with respect to Products described as Duo Instrument Guards, MIS Instrument Guards and Specialty Instrument Guards and all Royalties paid on all other Products to be added to Exhibit B and HAASE shall receive no Royalties; and

               (2) Upon HAASE'S termination of employment from MEDICAL, and from and after such termination date, HAASE shall receive one-half of all Royalties (3% or one-half of the applicable Royalty as provided in the License Agreement, whichever is greater) and RASMUSSON shall receive one-half of such Royalties (3% or one-half of the applicable Royalty as provided in the License Agreement, whichever is greater) paid with respect to all such Products listed on Exhibit B.

          2.04 With respect to Products which are medical Products jointly developed by HAASE and RASMUSSON from MEDICAL, which Products are to be sold through OUTDOORS and its successors and are identified on Exhibit C attached hereto and made a part hereof, and which Exhibit may be amended from time to time upon mutual agreement of the Board of Directors of the COMPANY, HAASE and RASMUSSON to the extent that Royalties are earned on such Products under the Royalty Agreement;

               (1) Prior to HAASE's termination of employment and prior to RASMUSSON'S retirement from employment from MEDICAL, RASMUSSON shall receive a royalty of 4 1/2% and HAASE shall receive no Royalties paid with respect to all Products listed on Exhibit C; and

               (2) If, on April 1, 1998 or thereafter, RASMUSSON'S Consulting Agreement commences and HAASE'S employment with the Company continues, then RASMUSSON shall receive all Royalties (9%) and HAASE shall receive no Royalties paid with respect to all products listed on Exhibit C; and

               (3) When both HAASE'S and RASMUSSON'S Consulting Agreements are in effect, then HAASE shall receive one-half (4 1/2%) of all Royalties and RASMUSSON shall receive one-half (4 1/2%) of such Royalties paid with respect to all such Products listed on Exhibit C.

          2.05 Except as set forth above, Royalties under the License Agreement and Royalty Agreement shall be paid according to their terms.

     3. Records; Audit Rights. The COMPANY agrees to keep true and detailed records containing all information required for the computation and verification of Royalties to be paid by the COMPANY under this Agreement. The Company shall furnish monthly, along with the Royalty payment(s), copies of sales documentation and workpapers calculating the Royalties. Upon written notice from either RASMUSSON or HAASE, the COMPANY will make all records containing information required for the computation of Royalties available to RASMUSSON and/or HAASE or a designated agent of either for review and verification. If any party hereto requests an audit and if such audit reveals any deficiency in Royalties paid under this Agreement, then the COMPANY will pay the costs and expenses of the audit and will pay any Royalty deficiency within five (5) business days of completion of the audit. If such audit reveals any overpayment in Royalties paid under this Agreement, then the person requesting the audit will pay the costs and expenses of the audit, and HAASE and/or RASMUSSON will reimburse the COMPANY for any overpayments each or either has received within fifteen (15) business days of the completion of the audit. If the audit reveals that the Royalty payments were correct, then the party requesting the audit will pay the costs and expenses of the audit.

     4. Default. This Agreement may be terminated by any party hereto in the event of a breach or a default in the performance of any material provision, term, or condition of this Agreement and the giving of written notice specifying the alleged breach or default, if the party in breach or default fails to cure the alleged breach or default within thirty (30) days of receipt of notice or fails to commence good faith efforts to cure the breach or default within such thirty (30) day period and thereafter diligently pursues such cure to completion. In the event of such termination or in the event of termination under paragraph 6 below, then Royalties shall be paid according to the terms of the License Agreement and Royalty Agreement without regard to this Agreement and Products listed on Exhibits A and B, as amended, shall be deemed to be Additional Products under the License Agreement and Products listed on Exhibit C, as amended, shall be deemed to be Additional Products under the Royalty Agreement.

     5. Term of Royalty Payments. Except as otherwise provided herein, Royalties shall be paid hereunder for the life of the Products.

     6. Actions in Bad Faith. This Agreement shall be terminated if at any time HAASE or his successors or assigns or legal representatives take any action to challenge the Agreement or its terms and provisions, and such action is determined by an arbitrator or a court of competent jurisdiction to have been taken in bad faith.

     7. Notices. All notices given hereunder shall be in writing and shall be personally served or sent by registered or certified mail, return receipt requested. Notice to the COMPANY shall be given to the COMPANY at its corporate headquarters, which as of the date of this Agreement is 13828 Lincoln Street Northeast, Ham Lake, Minnesota 55304. Notices to HAASE or RASMUSSON shall be addressed to their respective residence addresses as the same appear from time to time on the records of the COMPANY. Notices to any party under this Agreement shall be sent to such other address as such party shall specify in writing to the others in accordance with this Agreement.

     8. No Effect on Other Agreements. Except for the provisions regarding the allocation of Royalties to HAASE and RASMUSSON under the terms of this Agreement, this Agreement shall have no effect on the terms and provisions of the Royalty Agreement, License Agreement or Incentive Agreement.

     9.   Miscellaneous.

          9.01 This Agreement is the entire contract between the parties concerning the subject matter hereof and supersedes and replaces any existing contract agreement between the parties hereto relating to the subject matter hereof, except with regard to the Royalty Agreement, the License Agreement, and the Incentive Agreement.

          9.02 No provision of this contract may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing signed by the party against whom such provision is to be enforced. No waiver by or noncompliance with any condition or provision of this Agreement to be performed by any party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

          9.03 No failure by any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder by any party preclude any other or further exercise thereof, or the exercise of any other right.

          9.04 It is agreed and understood by the parties hereto that if any part, term, or provision of this Agreement is held unenforceable in any jurisdiction in which a party seeks enforcement of the Agreement, this Agreement shall be construed as if not containing the invalid provision or provisions. The invalidity or unenforceability of any portion or provision of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement, which shall remain in full force and effect and shall govern the rights and obligations of the parties hereto.

          9.05 Any controversy or claim arising out of, or relating to, this Agreement or its breach shall be settled by arbitration in accordance with the governing rules of the American Arbitration Association then in effect. Judgment upon the award rendered shall be binding upon the parties hereto and may be entered in any court of competent jurisdiction. Costs and attorney's fees shall be paid as the arbitrator's award shall specify. As the sole exception to arbitration, each party shall have the right to obtain injunctive relief, only, from any court having jurisdiction so as to preserve such party's right for resolution in any pending or imminent arbitration proceedings, but no such injunction shall prohibit such arbitration proceedings and any injunction may be modified or vacated as a result of the arbitration award.

          9.06 This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, and the parties hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any suit or proceeding brought to enforce the terms and conditions of this Agreement and agree that any such suit or proceeding shall be venued in Hennepin County, Minnesota.

          9.07 The rights and obligations of the parties hereto cannot be assigned without the prior written consent of each of the other parties, which consent shall not be unreasonably withheld. The terms, conditions, and covenants of this Agreement shall be binding upon the heirs and personal representatives of HAASE and RASMUSSON and the successors or assigns of the COMPANY or any subsidiary or affiliate of the COMPANY.

          9.08 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same contract.

          9.09 Except as may be otherwise determined pursuant to Section 9.05 hereof, in the event that any legal action must be taken by any party to enforce this Agreement, all costs and expenses of the prevailing party in connection with any such action, including, but not limited to, reasonable attorney's fees and legal expenses, shall be paid on demand and presentation of appropriate evidence by the nonprevailing party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the date and year first above written.

OXBORO MEDICAL INTERNATIONAL, INC.      OXBORO OUTDOORS, INC.

By: /s/ Keith Olson                     By: Oxboro Medical International,
   Its: Director                            Its: Sole Shareholder

By: /s/ Dennis Mikkelson                By: /s/ John R. Walter
   Its: Director

/s/ Larry Rasmusson                     Director /s/ Dennis Mikkelson
Larry Rasmusson

/s/ Harley Haase
Harley Haase



                            ROYALTY SHARING AGREEMENT
                                    EXHIBIT A
                      OXBORO OUTDOORS, INC. SHARED PRODUCTS


         1.       Handheld Shower Holder
         2.       Small Item Hanger
         3.       Large Item Hanger
         4.       Beverage Holder
         5.       Universal Holder




                            ROYALTY SHARING AGREEMENT
                                    EXHIBIT B
                       OXBORO MEDICAL INTERNATIONAL, INC.
                                 SHARED PRODUCTS


         1.       DUO Instrument Guards
         2.       MIS Instrument Guards
         3.       Specialty Instrument Guards




                            ROYALTY SHARING AGREEMENT
                                    EXHIBIT C
                       OXBORO MEDICAL INTERNATIONAL, INC.
                                 SHARED PRODUCTS


         1.       Endoscopic Instrument Holder
         2.       I.V. Tube/Wire Holder
         3.       Small Pocket Holder
         4.       Poly Bags w/Adhesive
         5.       Poly Bags w/o Adhesive
         6.       Cloth Bags Large
         7.       Double Pocket Holder
         8.       Disposable Towel
         9.       Universal Holder